EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Clean Power Concepts Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 15, 2007

By:   /s/ Cory Turner
         Cory Turner
         CEO, CFO, President, Secretary and Treasurer
         (Principal Executive Officer, Principal Financial
         Officer and Principal Accounting Officer)